Exhibit 99.1
Energy Vault Begins Construction of 150 MW SOSA Energy Center in Texas’ ERCOT Market in Q4 2025, Bringing Total Asset Vault Portfolio Under Operation & Construction to Over 340 MW While Growing Cash in the Quarter by ~65% to Over $100 Million

Major milestone of fourth Asset Vault project now under construction, ‘safe harbored’ and FEOC compliant as part of broader investment program executed in Q4 2025 for multiple projects
Previously acquired from Royal Dutch Shell’s subsidiary Savion, SOSA Energy Center estimates commercial operation by Q2 2027 with expected total revenue of $350M+ over the technical life, or ~$17-20 million of recurring annual, high margin revenues
Asset Vault successfully commenced off-site construction in Q4 2025 of three additional projects in its near-term pipeline with expected commercial operation between Q4 2027 and Q4 2028
Increased cash and liquidity ~65% in Q4 2025 to over $100 million -- above the high end of the guidance range – well positioned to execute on the Company’s energy asset management strategy

WESTLAKE VILLAGE, Calif., Jan 5th, 2026 – Energy Vault Holdings, Inc. (NYSE: NRGV) ("Energy Vault"), a leader in sustainable, grid-scale energy storage solutions, today announced the start of construction of the SOSA Energy Center, a 150 MW/300 MWh battery energy storage system (BESS) located in Madison County, Texas. The project, originally developed by Savion, a subsidiary of Shell plc, was formally acquired by Energy Vault in Q4 2025 under its Asset Vault platform, and is expected to achieve commercial operation by Q2 2027.
The construction milestone represents a significant advancement in Energy Vault's "Own & Operate" asset management strategy and demonstrates the company's commitment to rapid deployment of bankable energy infrastructure capable of delivering dependable recurring revenues. The SOSA Energy Center is the first project to begin construction under Energy Vault's Asset Vault investment platform, which is supported by the $300 million preferred equity investment from Orion Infrastructure Capital (OIC). Energy Vault remains well positioned from a cash and liquidity perspective to execute on the company’s broader ‘Own & Operate’ strategy, ending 2025 with total cash of over $100 million, up 65% over the prior quarter and above the high-end of our guidance range.
The 150 MW/300 MWh BESS is strategically positioned within the ERCOT North market and will leverage Energy Vault's third-generation B-VAULT™ DC product, enabling rapid deployment at competitive costs while providing enhanced system availability. Upon completion, the project will deliver critical grid support and renewable integration capacity to Texas's dynamic energy landscape, with an expected 6-8-year offtake agreement currently in advanced negotiations with an investment-grade counterparty.
"Breaking ground on the SOSA Energy Center so quickly after acquisition demonstrates the velocity with which we are executing and growing Energy Vault's Asset Vault platform and underscores our strategic commitment to the Texas ERCOT market, one of the most dynamic energy markets in the United States," said Robert Piconi, Chairman and Chief Executive Officer of Energy Vault. "Texas continues to lead the nation in renewable energy adoption and grid modernization, making it a cornerstone market for our growth strategy. This project not only demonstrates our ability to rapidly execute on high-quality acquisitions and move swiftly from acquisition to construction, but also advances Energy Vault’s position as a key energy infrastructure partner in supporting Texas's energy transition.”
The project benefits from fully secured site control, clean title, and completed environmental and interconnection milestones, ensuring a streamlined construction process. Energy Vault will self-perform engineering, procurement, construction (EPC), and long-term service agreements for the project, creating multiple revenue streams while maintaining operational control to optimize returns. The vertically integrated approach under Asset Vault captures value across the entire energy storage lifecycle, from development through long-term operations. The SOSA Energy Center is expected to deliver approximately $350 million in total revenue with predictable, recurring high-margin cash streams over the technical life of the project.

About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements or close previously contracted tax credit transfers, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the quickly changing international tariffs applicable to our imports and exports; the uncertainly of our awards, bookings and backlogs and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the timing of permits; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

Energy Vault
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